Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report on Form 10-K of Great Elm Group, Inc. (the "Company") for the year ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Jason W. Reese, as Chief Executive Officer of the Company, and Keri A. Davis, as Chief Financial Officer of the Company, each certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.
the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 26, 2026

By:	/s/ Jason W. Reese
Name:	Jason W. Reese
Title:	Chief Executive Officer & Chairman

By:	/s/ Keri A. Davis
Name:	Keri A. Davis
Title:	Chief Financial Officer